As Filed with the Securities and Exchange Commission on August 31, 2004

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
August 25, 2004

DIASYS CORPORATION
(Exact name of small business issuer as specified in its charter)

Delaware	0-24974	06-1339248
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

81 West Main Street, Waterbury, CT 06702
(Address of principal executive offices)

203-755-5083
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

________________________________________

Check the appropriate box below if the form 8-k filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02(b)	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On August 25, 2004, Diasys Corporation (the "Company") received a letter from Kenneth Grossman, a member of the Company's Board of Directors, stating that he was resigning as a director of the Company, effective immediately. The letter also stated that the resignation was for personal reasons, was made with deep regret and in no way reflected on the remaining directors. Mr. Grossman had served on the Company's Board of Directors since January, 2003.

SIGNATURES

In accordance with the requirements of the Exchange Act of 1934, the Registrant caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

DIASYS CORPORATION
Date: August 31, 2004	/s/ Gregory Witchel
Gregory Witchel Chief Executive Officer